UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD

On December 5, 2012, Cloud Peak Energy Inc. and Ambre Energy Limited issued a joint press release announcing that their companies have entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker mine in Montana and related assets and assume all reclamation liabilities. The agreement will also provide for the joint resolution and dismissal of the pending Decker litigation.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 8.01.     Other Events.

On December 5, 2012, Cloud Peak Energy Inc. (“Cloud Peak Energy”) and Ambre Energy Limited (“Ambre Energy”) announced that their companies have entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker mine in Montana and related assets and assume all reclamation liabilities.  The agreement will also provide for the joint resolution and dismissal of the pending Decker litigation.

The closing of the transaction is currently anticipated to occur during the first quarter of 2013 and is subject to the satisfaction of various terms and conditions, including Ambre Energy’s full replacement of Cloud Peak Energy’s approximate $70.7 million in outstanding reclamation and lease bonds for the Decker mine. This will give Ambre Energy 100% ownership of the Decker Mine.

Upon completion of the transaction, Ambre Energy will also grant Cloud Peak Energy an option for up to 5 million metric tonnes per year of its throughput capacity at the proposed Millennium Bulk Terminals coal export facility.

The proposed new coal export facility at Millennium Bulk Terminals, which is owned 62% by Ambre Energy and 38% by Arch Coal, is currently in the permitting phase.  It is being developed in two stages.  The first stage is planned to have capacity of 25 million metric tonnes per year with the second stage taking annual capacity to 44 million tonnes.

Cloud Peak Energy’s options cover up to 2 million tonnes per year of Ambre’s share of the first phase and 3 million tonnes per year of its share of the second phase. Cloud Peak Energy’s throughput capacity would have an initial term of 10 years, with four renewal options for five-year renewal terms.

The purchase consideration for the Decker interests includes a cash component of A$57 million, if paid by Ambre Energy by March 31, 2013. Alternatively, Ambre will issue a promissory note to Cloud Peak for A$64 million payable at a later date.

In addition to the sales transaction described above, the companies entered into other agreements intended to facilitate the respective mining and related activities at the Decker mine and at Cloud Peak Energy’s adjacent Spring Creek mine and Youngs Creek development project.

The mutual overstrip and ambient air quality cooperation agreements will facilitate each mine’s development of coal along the mines’ mutual boundaries.  Overstrip lands allow each company to access their leased coal within designated areas for a variety of customary surface mining and incidental activities. Access for water pipelines and monitoring has also been agreed.

The sale also includes transfer of over 1200 acres of land and grants of rail easements that will improve Cloud Peak Energy’s potential rail access to the Youngs Creek project. Remaining terms of these transactions were not disclosed.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” of Cloud Peak Energy within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on our management’s current expectations or beliefs as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, (1) the consummation, or estimated timing of consummation, of the sale of Decker, settlement of the Decker-related litigation and other related transactions described in this report (the “Transaction”), (2) future development of the Millennium Bulk Terminals coal export facility and exercise of our options for capacity at the terminal, (3) future payments from Ambre Energy or its affiliates to be received pursuant to the Transaction, (4) potential future benefits and synergies of the Transaction, (5) anticipated future growth in Asian thermal coal demand, (6) our business development and growth initiatives and strategies, (7) the potential development of our Youngs Creek assets, and (8) other statements regarding the Transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including the risks that (i) required closing conditions are not satisfied or waived and the Transaction is not consummated, (ii) Ambre Energy is unable to replace Cloud Peak Energy’s surety bonds, including by providing sufficient cash or other collateral anticipated to be required by Ambre Energy’s surety bond providers, (iii) the Millennium Bulk Terminals coal export facility is not developed in a timely manner or at all, (iv) Asian export demand weakens, or (v) anticipated benefits or synergies of the Transaction are not achieved. For a discussion of some of the additional factors that could adversely affect our future results or the anticipated benefits of the Transaction, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission (“SEC”), including those in Item 1A - Risk Factors in our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

99.1  Furnished press release, dated December 5, 2012, issued by Cloud Peak Energy Inc. and Ambre Energy Limited announcing that their companies have entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker mine in Montana and related assets and assume all reclamation liabilities and to provide for the joint resolution and dismissal of the pending Decker litigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: December 5, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: December 5, 2012	By:	/s/ Amy J. Stefonick
	Name:	Amy J. Stefonick
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Furnished press release, dated December 5, 2012, issued by Cloud Peak Energy Inc. and Ambre Energy Limited announcing that their companies have entered into agreements for Ambre Energy to purchase Cloud Peak Energy’s 50% interest in the Decker mine in Montana and related assets and assume all reclamation liabilities and to provide for the joint resolution and dismissal of the pending Decker litigation.